Exhibit 99.1

FOR IMMEDIATE RELEASE	Media contacts:
June 1, 2012	Bob Varettoni
Verizon
908-559-6388
robert.a.varettoni@verizon.com

Jeffrey Nelson
Verizon
917-968-9175
jeffrey.nelson@verizon.com

Kevin Link
Hughes Telematics, Inc.
404-573-5804
kevin.link@hughestelematics.com

Verizon to Acquire Hughes Telematics, Inc.

Verizon to Expand Capabilities in Automotive and Fleet Telematics and Accelerate Growth in Emerging Machine-to-Machine Services

NEW YORK and ATLANTA –Verizon Communications Inc. (NYSE, Nasdaq: VZ) and Hughes Telematics, Inc. (OTCBB: HUTC) today announced a definitive merger agreement under which Verizon will acquire Hughes Telematics Inc. (HTI) for $12.00 per share in cash, or a total of $612 million.

The transaction will expand Verizon’s capabilities in the automotive and fleet telematics marketplace and accelerate growth in key vertical segments, including emerging machine-to-machine (M2M)

Verizon News Release, page 2

services applications driven by consumer trends and increasingly connected lifestyles. HTI is a leader in implementing the next generation of connected services for vehicles, centered on a core platform of safety, security, convenience and infotainment offerings HTI offers a portfolio of services through its commercial fleet, aftermarket and original equipment manufacturer (OEM) offerings as well products and services for mHealth providers and users.

The Board of Directors of HTI has unanimously approved the transaction upon the recommendation of its special committee, and the transaction was unanimously approved by the directors of Verizon present and voting. The transaction has also been approved by a written consent executed by holders of a majority of HTI’s voting shares.

The transaction is subject to the expiration or early termination of the Hart-Scott-Rodino antitrust waiting period and other customary closing conditions.

The merger is expected to close in the third quarter of 2012, and Verizon plans to retain the existing management team and operate the new unit as a subsidiary within Verizon and operated as part of its Verizon Enterprise Solutions group. The business will continue to be headquartered in Atlanta.

“We expect M2M and telematics to drive significant growth for Verizon and we’re taking an important step forward to accelerate solutions that will unlock more opportunities for existing and new HTI and Verizon customers,” said John Stratton, president of Verizon Enterprise Solutions. “Joining Hughes Telematics’ robust service-delivery platform and suite of applications with our existing assets will create a premier set of capabilities. In powerful combination with Verizon’s global IP network, cloud, mobility and security solutions, Hughes Telematics’ flexible service-delivery platform has the potential to reach beyond the automotive and transportation realm to create new opportunities in mHealth, asset tracking and home automation.”

Verizon News Release, page 3

HTI will play a key role in Verizon’s strategy to offer platform-based solutions tailored to specific industries. Verizon earlier this year launched a new practice focused on developing telematics solutions that leverage the company’s cloud and information technology (IT), security, global IP network and communications, and mobility and M2M technology platforms.

Jeff Leddy, CEO of HTI, said, “This transaction provides Hughes Telematics’ stockholders with a substantial premium over today’s market price of our common stock. We are proud to join a world-class organization like Verizon which will help us continue to build and expand on our industry-leading services. This combination represents an exciting opportunity to accelerate our innovation of new services and global growth and to bring these services to more customers and industries worldwide.”

Verizon Enterprise Solutions creates global connections that generate growth, drive business innovation and move society forward. With industry-specific solutions and a full range of global wholesale offerings offered over the company’s secure mobility, cloud, strategic networking and advanced communications platforms, Verizon Enterprise Solutions helps open new opportunities around the world for innovation, investment and business transformation. Visit verizon.com/enterprise to learn more.

Verizon was represented by UBS Investment Bank and Debevoise & Plimpton LLP. HTI was represented by Barclays and Skadden, Arps, Slate, Meagher & Flom LLP; and the special committee of the Board of Directors of HTI was represented by Moelis & Company LLC and Nelson Mullins Riley & Scarborough LLP.

Verizon News Release, page 4

About Verizon

Verizon Communications Inc. (NYSE, Nasdaq: VZ), headquartered in New York, is a global leader in delivering broadband and other wireless and wireline communications services to consumer, business, government and wholesale customers. Verizon Wireless operates America’s most reliable wireless network, with 93 million retail customers nationwide. Verizon also provides converged communications, information and entertainment services over America’s most advanced fiber-optic network, and delivers integrated business solutions to customers in more than 150 countries, including all of the Fortune 500. A Dow 30 company with $111 billion in 2011 revenues, Verizon employs a diverse workforce of nearly 192,000. For more information, visit www.verizon.com.

About Hughes Telematics, Inc.

Hughes Telematics, Inc. (OTCBB: HUTC) is a leader in implementing the next generation of connected services. The company offers a portfolio of location-based services for consumers, manufacturers, fleets and dealers through two-way wireless connectivity. In-Drive®, HTI’s aftermarket solution, offers safety, security, convenience, maintenance and data services. Networkfleet, Inc., a wholly owned subsidiary of HTI located in San Diego, California, offers remote vehicle diagnostics, an integrated GPS tracking and emissions monitoring system for wireless fleet vehicle management. A majority owned subsidiary of HTI, Lifecomm, located in Atlanta, Georgia, plans to offer mobile personal emergency response services through a wearable lightweight device with one-touch access to emergency assistance. Additional information about HTI can be found at www.hughestelematics.com.

####

VERIZON’S ONLINE NEWS CENTER: Verizon news releases, executive speeches and biographies, media contacts, high-quality video and images, and other information are available at Verizon’s News Center on the World Wide Web at www.verizon.com/news. To receive news releases by email, visit the News Center and register for customized automatic delivery of Verizon news releases.

Additional Information and Where to Find It

In connection with the proposed acquisition, Hughes Telematics intends to file relevant materials with the SEC, including Hughes Telematics’ information statement in preliminary and definitive form. Hughes Telematics stockholders are strongly advised to read all relevant documents filed with the SEC, including Hughes Telematics’ information statement, because they will contain important information about the proposed transaction. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available for free from Hughes Telematics by contacting Hughes Telematics’ Investor Relations at ir@hughestelematics.com.

Verizon News Release, page 5

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed transaction between Verizon and Hughes Telematics, the expected timetable for completing the transaction, benefits of the transaction, future opportunities for the combined company and products and any other statements regarding Verizon’s and Hughes Telematics’ future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934 (collectively, forward-looking statements). Any statements that are not statements of historical fact (including statements containing the words “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the results and impact of the announcement of the transaction; the timing for satisfying the conditions to the completion of the transaction, including the receipt of the regulatory approvals required for the transaction; the parties’ ability to meet expectations regarding the timing and completion of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate Hughes Telematics’ operations into those of Verizon or that such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the outcome of any legal proceedings that may be instituted against Hughes Telematics and others related to the transaction; the retention of certain key employees of Hughes Telematics may be difficult; changes in technology and competition; implementation and results of Hughes Telematics’ ongoing strategic initiatives; changes in customer needs or demands; Hughes Telematics’ ability to negotiate and enter into new commercial relationships or strategic alliances if at all; and the other factors described in Verizon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and in its most recent quarterly report filed with the SEC, and Hughes Telematics’ Annual Report on Form 10-K for the year ended December 31, 2011 and in its most recent quarterly report filed with the SEC. Verizon and Hughes Telematics assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.